UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2013

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (331)332-5000

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

Amendments to the Icahn and MHR Settlement Agreements

On July 14, 2013, Navistar International Corporation (the “Company”) entered into Amendment No. 1 (the “Icahn Amendment”) to the Settlement Agreement, dated October 5, 2012, by and among the Company, Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. (collectively, the “Icahn Group”).

On July 14, 2013, the Company also entered into Amendment No. 1 (the “MHR Amendment,” and, together with the Icahn Amendment, the “Settlement Agreement Amendments”) to the Settlement Agreement, dated October 5, 2012, by and among the Company, Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP (collectively, the “MHR Group”).

Pursuant to the Icahn Amendment, the Company agreed that Vincent J. Intrieri (the “First Icahn Nominee”) would continue to serve on the board of directors of the Company (the “Board”). Pursuant to the MHR Amendment, the Company agreed the Dr. Mark H. Rachesky (the “First MHR Nominee”) would continue to serve on the Board. The Settlement Agreement Amendments also provide that, until the 2014 annual meeting of stockholders of the Company (the “2014 Annual Meeting”), Samuel Merksamer (the “Mutual Designee”) would continue to serve on the Board. After the 2014 Annual Meeting, the Mutual Designee will resign from the Board.

Pursuant to the Icahn Amendment, beginning with the 2014 Annual Meeting, the Icahn Group will have the right to designate one additional nominee to the Board (the “Second Icahn Nominee, and, together with the First Icahn Nominee, the “Icahn Nominees”). Pursuant to the MHR Amendment, beginning with the 2014 Annual Meeting, the MHR Group will have the right to designate one additional nominee to the Board (the “Second MHR Nominee, and, together with the First MHR Nominee, the “MHR Nominees”).

Under each of the Settlement Agreement Amendments, among other things, the Company has agreed with the applicable parties to such agreements to: (i) include the Icahn Nominees and the MHR Nominees in the Company’s slate of nominees for election as directors of the Company at the 2014 annual meeting of stockholders, and use commercially reasonable efforts to cause the election of such nominees; (ii) appoint one Icahn Nominee and one MHR Nominee to the Company’s Nominating and Governance Committee (subject to satisfaction of applicable NYSE independence requirements and applicable law), Audit Committee, Compensation Committee and Finance Committee; (iii) not take any action to increase the size of the Board above ten directors; and (iv) grant certain waivers under, and effect certain amendments to, the Rights Agreement, dated as of June 19, 2012, as amended from time to time, between the Company and Computershare Inc., successor-in-interest to Computershare Shareowner Services LLC, as Rights Agent (the “Rights Agent”) (the “Rights Agreement”).

Under each Settlement Agreement Amendment, the Icahn Group or the MHR Group, as applicable, agreed with the Company, among other things, that until the later of (a) the Company’s 2014 annual meeting of stockholders and (b) the 10th business day after the date that the Icahn Group or the MHR Group, as applicable, no longer has any designee on the Board (the longer of such periods, the “Designation Period”), such party will vote for the Company’s slate of nominees to the Board. In addition, during the Designation Period, each of the Icahn Group or the MHR Group, as applicable, will not: (1) solicit proxies or otherwise conduct a proxy contest; (2) form or join in a group as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended, with respect to the voting securities of the Company; (3) present any proposal for consideration for action by any stockholders or propose any nominee for election to the Board (other than any action by an Icahn Nominee or MHR Nominee acting in his capacity as a director); (4) with certain exceptions, grant any proxy with respect to any matter or deposit any shares of common stock they hold in a voting trust or subject them to a voting agreement; (5) make any request under Section 220 of the Delaware General Corporation Law; (6) make by press release or similar method any ad hominem attack on, or statement that otherwise disparages the Company or its current or former directors or officers; (7) institute, solicit, assist or join any litigation against or involving the Company or any of its current or former directors or officers; (8) until such time as the Rights Agreement expires or is terminated, acquire beneficial ownership of common stock that would exceed the greater of one share less than (x) 20% of the Company’s outstanding voting securities or (y) the percentage of outstanding shares used in the definition of “Acquiring Person” (as defined in the Rights Agreement); and (9) propose to the Company or participate in any tender or exchange offer, or merger or other acquisition involving the Company.

The foregoing descriptions of the Icahn Amendment and the MHR Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Icahn Settlement Agreement and the MHR Settlement Agreement, respectively, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and are incorporated by reference herein. On July 15, 2013, the Company issued a press release announcing the execution of the Icahn Settlement Agreement, the MHR Settlement Agreement and certain other matters. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Rights Agreement Amendments

In connection with the Settlement Agreement Amendments, on July 14, 2013, the Company and Computershare Inc., successor-in-interest to Computershare Shareowner Services LLC, as Rights Agent (the “Rights Agent”) under the Rights Agreement, dated as of June 19, 2012, as amended from time to time, between the Company and the Rights Agent (the “Rights Agreement”), entered into Amendment No. 5 to the Rights Agreement (“Amendment No. 5”). Amendment No. 5 amends and restates the definitions of “Acquiring Person” and “Exempt Person” to increase the level of beneficial ownership of the Company’s common stock at which a Person (as defined in the Rights Agreement) becomes an “Acquiring Person” from 15% to 20% of outstanding common stock of the Company and to exclude Persons who beneficially owned 20% of outstanding common stock at the time of announcement of entry into the Rights Agreement. Amendment No. 5 also amends and restates Section 7(a) of the Rights Agreement in order to extend the expiration date of the Rights Agreement from August 31, 2013 to June 18, 2015.

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by the complete text of Amendment No. 5, a copy of which is filed as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

Waiver of Delaware General Corporation Law Section 203

In connection with the Icahn Amendment, on July 14, 2013, the Company entered into an agreement (the “Icahn 203 Waiver”) with the Icahn Group that permits the Icahn Group to acquire, subject to certain conditions and limitations, beneficial or other ownership of 15% or more, but less than 20% (the “Threshold”) of the voting power of the shares of voting stock of the Company issued and outstanding from time to time, without triggering the restrictions that would otherwise be imposed under Section 203 of the Delaware General Corporation Law (“Section 203”). If the Icahn Group acquires 20% or more of the voting power of the shares of voting stock of the Company issued and outstanding from time to time, then Section 203, with certain modifications, will apply as a matter of contract. This limited waiver of the application of Section 203 to the acquisition of shares of the Company’s voting stock by the Icahn Group was approved by the Board on July 14, 2013.

In connection with the MHR Amendment, on July 14, 2013, the Company entered into an agreement (the “MHR 203 Waiver”) with the MHR Group that permits the MHR Group to acquire, subject to certain conditions and limitations, beneficial or other ownership up to the Threshold without triggering the restrictions that would otherwise be imposed under Section 203. If the MHR Group acquires 20% or more, then Section 203, with certain modifications, will apply as a matter of contract. This limited waiver of the application of Section 203 to the acquisition of shares of the Company’s voting stock by the MHR Group was approved by the Board on July 14, 2013.

The foregoing descriptions of the Icahn 203 Waiver and the MHR 203 Waiver do not purport to be complete and are qualified in their entirety by reference to the full text of the Icahn 203 Waiver and the MHR 203 Waiver, respectively, copies of which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this Form 8-K and are incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers.

To allow for the additional director designated by the Settlement Agreement Amendments, John C. (Jack) Pope determined to retire from the Board effective immediately. On July 14, 2013, the Company accepted such resignation from the Board. At the time of his resignation, Mr. Pope was a member of the Board’s Audit, Compensation and Finance Committees. Mr. Pope’s letter of resignation did not indicate that his resignation was in connection with any disagreement with the Company pertaining to the Company’s operations, policies or practices. The Board will reduce the size of the Board from ten members to nine members effective immediately.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Amendment No. 5 to the Rights Agreement, dated as of July 14, 2013, between Navistar International Corporation and Computershare Inc., successor-in-interest to Computershare Shareowner Services LLC, as rights agent.

10.1	Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.2	Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP

10.3	Agreement, dated as of July 14, 2013, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.4	Agreement, dated as of July 14, 2013, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP

99.1	Press Release of the Company, dated July 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

Date: July 14, 2013	By:	/s/ Curt A. Kramer
Name: Curt A. Kramer
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 5 to the Rights Agreement, dated as of July 14, 2013, between Navistar International Corporation and Computershare Inc., successor-in-interest to Computershare Shareowner Services LLC, as rights agent.

10.1	Amendment No. 1 to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.2	Amendment No. 1 to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP

10.3	Agreement, dated as of July 14, 2013, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.4	Agreement, dated as of July 14, 2013, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP

99.1	Press Release of the Company, dated July 15, 2013